                                                                    EXHIBIT 10.4


                               FIRST AMENDMENT TO
                             NOTE PURCHASE AGREEMENT

                  This First Amendment to Note Purchase Agreement is dated as of November 6, 2001 (this "FIRST AMENDMENT") and amends the Note Purchase Agreement, dated as of May 14, 2001 (the "NOTE PURCHASE AGREEMENT"), by and between VGR Holding Inc. (formerly known as BGLS Inc.), a Delaware corporation (the "COMPANY"), and the other signatories hereto who collectively are the Majority Holders as defined in the Note Purchase Agreement.

                  WHEREAS, the Company and the Majority Holders desire to amend the Note Purchase Agreement as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. AMENDMENTS TO NOTE PURCHASE AGREEMENT.

                  a. SECTION 8.9. Section 8.9 of the Note Purchase Agreement is hereby amended by deleting the third, fourth, fifth and sixth paragraphs therein in their entirety.

                  b. SCHEDULE B. Schedule B to the Note Purchase Agreement is hereby amended by deleting the definition of "TAX SHARING ATTRIBUTES" in its entirety.

                  c. EXHIBIT 8.9. Exhibit 8.9 to the Note Purchase Agreement is hereby deleted in its entirety.

                  2. CONDITIONS TO EFFECTIVENESS. This First Amendment shall become effective on the date (the "EFFECTIVE Date") on which each of the Company and the Majority Holders shall have executed and delivered this First Amendment.

                  3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants that as of the Effective Date the representations and warranties made by it in the Note Documents to which it is a party are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date.

                  4. REFERENCE TO THE NOTE PURCHASE AGREEMENT. Each reference in the Note Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to such Note Purchase Agreement as amended by this First Amendment.

                  5. LIMITED EFFECT. Except as expressly amended and modified by this First Amendment, the Note Purchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  6. AFFIRMATION OF PLEDGE AGREEMENTS. Each of Brooke Holding and NV Holdings hereby consents to the execution and delivery of this First Amendment and reaffirms its obligations under the Brooke Holding Pledge Agreement and the NV Holdings Pledge Agreement, respectively.

                  7. SUCCESSORS. All agreements of the parties to this First Amendment shall bind their respective successors.

                  8. COUNTERPARTS. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.


                  9. GOVERNING LAW. THIS FIRST AMENDMENT AND ALL ISSUES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  10. SEVERABILITY. In case any one or more of the provisions in this First Amendment shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

                  11. HEADINGS. The headings of the Sections of this First Amendment have been inserted for convenience of reference only, are not to be considered a part of this First Amendment and shall in no way modify or restrict any of the term or provisions of this First Amendment.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                         VGR HOLDING INC.


                                         By:  /s/ Richard J. Lampen
                                             -----------------------------------
                                             Name:    Richard J. Lampen
                                             Title:   Executive Vice President




                                         BROOKE GROUP HOLDING INC.


                                         By:  /s/ Richard J. Lampen
                                             -----------------------------------
                                             Name:    Richard J. Lampen
                                             Title:   Executive Vice President




                                         NEW VALLEY HOLDINGS, INC.


                                         By:  /s/ Richard J. Lampen
                                             -----------------------------------
                                             Name:    Richard J. Lampen
                                             Title:   Executive Vice President

                                         TCW LEVERAGED INCOME TRUST, L.P.

                                         By: TCW Advisers (Bermuda), Ltd.
                                             as its General Partner




                                             By:  /s/ Darryl L. Schall
                                                 -------------------------------
                                                   Name:     Darryl L. Schall
                                                   Title:    Managing Director




                                         By: TCW Investment Management Company
                                             as Investment Adviser



                                             By:  /s/ James M. Hassett
                                                  ------------------------------
                                                   Name:     James M. Hassett
                                                   Title:    Managing Director

                                        TCW LEVERAGED INCOME TRUST II, L.P.

                                        By: TCW (LINC II), L.P.
                                            as its General Partner


                                        By: TCW Advisers (Bermuda), Ltd.
                                            its General Partner


                                            By:   /s/ Darryl L. Schall
                                                 ------------------------------
                                                  Name:     Darryl L. Schall
                                                  Title:    Managing Director



                                        By: TCW Investment Management Company
                                            as Investment Adviser


                                            By:  /s/ James M. Hassett
                                                -------------------------------
                                                  Name:     James M. Hassett
                                                  Title:    Managing Director

                                          TCW LINC III CBO LTD.

                                          By:  TCW Investment Management Company
                                                   as Collateral Manager


                                          By:  /s/ Darryl L. Schall
                                               ------------------------------
                                          Name:  Darryl L. Schall
                                          Title: Managing Director


                                          By:  /s/ James M. Hassett
                                               ------------------------------
                                          Name:  James M. Hassett
                                          Title: Managing Director

                                     AIMCO CDO, SERIES 2000-A

                                     By:  Allstate Investment Management Company
                                              Its Collateral Manager

                                     By:  TCW Asset Management Company
                                              Its Investment Advisor


                                     By:  /s/ Darryl L. Schall
                                         -------------------------------
                                     Name:  Darryl L. Schall
                                     Title: Managing Director


                                     By:  /s/ James M. Hassett
                                          ------------------------------
                                     Name:  James M. Hassett
                                     Title: Managing Director

                                    POWRs 1997-2 (Participating Obligations with
                                    Residuals 1997-2)

                                    By:  Citibank Global Asset Management
                                           Its Investment Advisor

                                    By:  TCW Asset Management Company
                                           Its Portfolio Manager


                                    By:  /s/ Darryl L. Schall
                                         ------------------------------
                                    Name:  Darryl L. Schall
                                    Title: Managing Director


                                    By:  /s/ James M. Hassett
                                         ------------------------------
                                    Name:  James M. Hassett
                                    Title: Managing Director

                                             CAPTIVA II FINANCE LTD.

                                             By:  TCW Advisors, Inc.
                                                    Its Financial Manager


                                             By:  /s/ Darryl L. Schall
                                                  ------------------------------
                                             Name:  Darryl L. Schall
                                             Title: Managing Director


                                             By:  /s/ James M. Hassett
                                                  ------------------------------
                                             Name:  James M. Hassett
                                             Title: Managing Director